SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 17, 2004

                   WACHOVIA ASSET SECURITIZATION ISSUANCE, LLC
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

 DELAWARE                         333-109298                 56-1967773
 --------                         ----------                 ----------
(State or other jurisdiction     (Commission file number)   (I.R.S. employer
 of incorporation)                                           identification no.)

                               One Wachovia Center
                               -------------------
                        301 South College Street, Suite D
                        ---------------------------------
                         Charlotte, North Carolina 28288
                         -------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (704) 374-4868

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5.  Other Events.
-------  -------------

         The consolidated financial statements of MBIA Insurance Corporation, a wholly owned subsidiary of MBIA Inc. and its subsidiaries as of December 31, 2003 and December 31, 2002, and for each of the years in the period ended December 31, 2003, prepared in accordance with generally accepted accounting principles, included in the Annual Report on form 10-K of MBIA Inc. for the year ended December 31, 2003, and the consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of March 31, 2004 and for the three-month periods ended March 31, 2004 and March 31, 2003 included in the Quarterly Report on Form 10-Q of MBIA INc. for the period ended March 31, 2004 are hereby incorporated by reference in (i) this Current Report on Form 8-K;
(ii) the prospectus, and (iii) the prospectus supplement for Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1, and shall be deemed to be part hereof and thereof.

         In connection with the issuance of the Notes, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PWC") to the use of their name and the incorporation by reference of their report in the Prospectus relating to the issuance of the Notes. The consent of PWC is attached hereto as
Exhibit 23.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits

              23.1   Consent of PWC.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WACHOVIA ASSET SECURITIZATION ISSUANCE,
                                         LLC



                                         By:  /s/ Robert Perret
                                           -------------------------------------
                                           Name:  Robert Perret
                                           Title: Vice President


Dated:  June 17, 2004



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                                  Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Prospectus Supplement of Wachovia Asset Securitization Issuance, LLC 2004-HE1 Trust, relating to Asset-Backed Notes, Series 2004-HE1, comprising part of the Registration Statement (No 333-109298) of Wachovia Asset Securitization Issuance, LLC, of our report dated February 13, 2004 relating to the financial statements, which appears in Item 8 of MBIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003. We also consent to the incorporation by reference of our report dated February 13, 2004 relating to the financial statement schedules, which appears in such Annual Report on Form 10-K. We also consent to the incorporation by reference of our report dated February 13, 2004 relating to the financial statements of MBIA Insurance Corporation as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, which is included in Exhibit 99 to such Annual Report on Form 10-K. We also consent to the reference to us under the headings "Experts" in the Prospectus Supplement.

/s/ PricewaterhouseCoopers LLP

June 17, 2004


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